SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  October 25, 1996

(Date of earliest event reported)

Commission File No.:  333-02209-01


Norwest Asset Securities Corporation,
Mortgage Pass-Through Certificates, Series 1996-1 Trust

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-1980232
52-1980233
(I.R.S. Employer Identification No.)

5325 Spectrum Drive
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7800
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On October 25, 1996 a distribution was made to holders of Norwest Asset Securities Corporation,
Mortgage Pass-Through Certificates, Series 1996-1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1996-1 Trust, relating to the October
               25,1996 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWEST ASSET SECURITIES CORPORATION,
Mortgage Pass-Through Certificates, Series 1996-1 Trust


October 30, 1996    by Norwest Bank Minnesota, N.A.
                    as Master Servicer
                    /s/ Sherri J. Sharps
                    Vice president


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1996-1 Trust, relating to the October
               25,1996 distribution